UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): March 10, 2006

                                 Intermec, Inc.
             (Exact name of registrant as specified in its charter)

            Delaware                001-13279               95-4647021
  (State or other jurisdiction     (Commission           (I.R.S. Employer
        of incorporation)          file number)        Identification Number)

                    6001 36th Avenue West
                     Everett, Washington
                      www.intermec.com                             98203-1264
    (Address of principal executive offices and Internet site)     (Zip Code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01    Other Events.

On March 10, 2006, the Registrant issued a press release announcing its settlement of an intellectual property lawsuit involving its smart battery power management patents. The press release is attached hereto as Exhibit 99.1.

The terms of this settlement are confidential. Registrant currently estimates that this settlement, net of attorney fees and costs will have a favorable impact on operating profit in the range of $14 million to $18 million.


Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits

Exhibit
Number         Description
------         -----------
99.1           Press release issued by the Registrant dated March 10, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         Intermec, Inc.
                                         (Registrant)



Date: March 10, 2006                     By: /s/ Janis L. Harwell
                                             -----------------------------------
                                                 Janis L. Harwell
                                                 Senior Vice President, General
                                                 Counsel and Corporate Secretary